UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21687
                                                     --------------------------

                     Fiduciary/Claymore Dynamic Equity Fund
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------------

                      Date of fiscal year end: November 30
                                               -----------

                     Date of reporting period: May 31, 2008
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, is as follows:

  SEMIANNUAL
      REPORT
May 31, 2008
 (Unaudited)

            Fiduciary/Claymore    |   HCE
           Dynamic Equity Fund

Logo: FAMCO
Logo: Claymore(R)
             www.fiduciaryclaymore.com
          ... YOUR PATH TO THE LATEST,
 MOST UP-TO-DATE INFORMATION ABOUT THE
FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.FIDUCIARYCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions, and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Fiduciary Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dear SHAREHOLDER |

We thank you for your investment in the Fiduciary/Claymore Dynamic Equity Fund (the "Fund"). This report covers the Fund's performance for the semi-annual period ended May 31, 2008.

The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, seeks to achieve that objective by investing in a diversified portfolio of equity securities and employing a strategy of writing (selling) covered call options on a substantial portion of the securities in the Fund's portfolio.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of May 31, 2008, FAMCO managed or supervised approximately $17.8 billion in assets.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ending May 31, 2008, the Fund provided a total return based on market price of 7.25% and a return of 0.37% based on NAV. As of May 31, 2008, the Fund's last closing market price of $17.45 represented a discount of 8.97% to the Fund's NAV of $19.17. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund paid quarterly dividends of $0.425 on February 29, 2008, and May 30, 2008. This represents an annualized distribution rate of 9.74%, based on the Fund's closing market price of $17.45 on May 31, 2008.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 21 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of


                                              SemiAnnual Report | May 31, 2008 3

HCE | Fiduciary/Claymore Dynamic Equity Fund | DEAR SHAREHOLDER continued


compounding returns over time. Since the Fund endeavors to make regular quarterly distributions, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on FAMCO's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.fiduciaryclaymore.com.

Sincerely,


/s/ J. Thomas Futrell


J. Thomas Futrell
Fiduciary/Claymore Dynamic Equity Fund


4 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

QUESTIONS & ANSWERS |


The Fiduciary/Claymore Dynamic Equity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC ("FAMCO"). In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss the economic and market environment, the structure of the portfolio and how the Fund performed during the semi-annual period ended May 31, 2008.

--------------------------------------------------------------------------------

WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND HOW YOU PURSUE IT?

The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. We seek to achieve the Fund's investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of the securities in the portfolio.

Under normal market conditions, we invest at least 80% of total assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges and write (sell) covered call options on a substantial portion of the equity securities held in the Fund's portfolio. The extent of option writing activity depends upon market conditions and our ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. We seek to produce a high level of current income and current gains primarily from the option premiums received from writing call options and from dividends received on the equity securities held in the Fund's portfolio and, to a lesser extent, capital appreciation in the value of equity securities underlying such covered call options. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Based on our dynamic option strategy and our evaluation of market conditions, we may write covered call options on varying percentages of the Fund's common stock holdings and with varying option strike prices in relation to the market value of the underlying common stock, as long as the overall portfolio remains substantially covered per the prospectus.


--------------------------------------------------------------------------------

HOW DO YOU SELECT SECURITIES FOR THE FUND?

Our stock selection process begins with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the strength of the U.S. dollar relative to other currencies, and corporate profits. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that we feel are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and a record of growth. We use a proprietary quantitative screening process that seeks to identify companies that are not only strong today, but are forecasting better earnings and cash flows in the future. After candidates are identified, we conduct fundamental company research and analysis to help confirm our decisions regarding the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don't speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities.

Our sell discipline is an important element of our top-down investment discipline. Although some industries can prosper throughout the stages of an economic cycle, many will not. Considering that, we will sell a stock even if the company's fundamentals appear to be strong, if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. This means that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for FAMCO, in contrast to managers who buy and hold stocks based on fundamentals alone, regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund's stocks validate the findings of our top-down research. We believe that remaining true to our top-down discipline is critical to the long-term success of the Fund.

--------------------------------------------------------------------------------

PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST SIX MONTHS AND HOW YOU HAVE POSITIONED THE FUND FOR THIS ENVIRONMENT.

The six-month period from November 30, 2007, through May 31, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the final few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, financial markets had become quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market.

The Federal Reserve Board reduced interest rates seven times between September 2007 and April 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Recent reports indicate that U.S. economic growth has slowed materially, and Federal Reserve Board Chairman Ben Bernanke has implied we may be in recession already. (While a recession is generally associated with two or more quarters of negative real growth, the official dating of recessions in the U.S. is the responsibility of the National Bureau of


                                            SemiAnnual Report | May 31, 2008 | 5

HCE | Fiduciary/Claymore Dynamic Equity Fund | QUESTIONS & ANSWERS continued


Economic Research's Business Cycle Dating Committee. The timing of the beginning and end of a recession are normally announced several months after they occur.) There is little doubt the housing, auto and financial industries are suffering significant contractions. But our investment approach is focused not so much on whether the economy is technically in a recession, but rather on which sectors are vulnerable and which ones are likely to withstand an economic slowdown.

In contrast to those who forecast the recession will be deeper and more prolonged than the average recession, we are more sanguine for several reasons. We believe that lower interest rates will ease the burden on adjustable-rate mortgage resets, providing some relief to the housing market. We believe that the Federal Reserve Bank's willingness to accept mortgage securities as collateral for loans to both banks and broker-dealers will help to reliquify the financial system. The tax rebates that consumers began to receive in May should provide some stimulus to consumer spending, which has continued to grow at a rate of about 1%. Although a report in early June indicated a higher than expected level of unemployment, we believe that a shortage of skilled labor will make corporations reluctant to lay off workers, limiting the rise in unemployment. Exports and commodity-related businesses remain strong, although we have some concern that a commodity bubble may hurt these sectors. Corporate profit growth has stalled, but at a relatively high level.

In light of the current strengths and weaknesses in the U.S. economy, the Fund owns no stocks in the auto or homebuilding industries, and it remains underweight in financials relative to the Standard & Poor's 500 Index ("S&P 500")(1). Although the technology sector provided disappointing returns in early 2008, we have maintained an overweight position in this sector relative to the S&P 500 because the earnings outlook remains favorable. Additionally, even though consumer stocks have not performed well recently, we continue to hold a position in this sector in the belief a recession will not be overly harmful to consumers. We expect our industrials holdings to continue strong earnings momentum due to exchange rates for the U.S. dollar that favor exports and the underlying strength of the commodity-based customers of industrial companies. We are trying to avoid areas that will suffer significantly from a slowdown in the U.S. economy, while seeking growth opportunities in less economically sensitive sectors and in parts of the world where economic growth remains strong.

The S&P 500, which is generally regarded as a good indicator of the broad stock market, had a negative return of -4.50% for the six-month period from November 30, 2007, through May 31, 2008. The only two industry sectors within the S&P 500 with positive returns for this period were energy and materials; the weakest sectors were financials and health care.

--------------------------------------------------------------------------------

PLEASE TELL US ABOUT THE FUND'S PERFORMANCE AND DISTRIBUTIONS DURING THIS
PERIOD.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ending May 31, 2008, the Fund returned 7.25% on a market price basis. On an NAV basis, the return was 0.37%. By comparison, the S&P 500 returned -4.50%, and the CBOE Buy Write Index ("BXM") returned 2.00%.(2)

The last closing market price of the Fund's shares as of May 31, 2008, was $17.45, representing a discount of 8.97% to the Fund's NAV of $19.17. On November 30, 2007, the Fund's market price closed at $17.08, which represented a discount of 14.47% to the NAV of $19.97.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund paid quarterly dividends of $0.425 on February 29, 2008, and May 30, 2008. This represents an annualized distribution rate of 9.74%, based on the Fund's last closing market price of $17.45 as of May 31, 2008. Past performance is not a guarantee of future results.


--------------------------------------------------------------------------------

WHICH INVESTMENT DECISIONS OR STRATEGIES MOST HELPED THE FUND'S PERFORMANCE?

In this difficult period for equity investors, with negative returns from most equity indices, the Fund's covered call strategy was especially effective. A covered call strategy tends to contribute most in a market environment with high volatility and weak equity returns, and that is what we experienced over the last six months. Volatility became high during the summer of 2007, and then spiked further twice more, in January and March of 2008. We were able to buy some protection from downward trending share prices by writing short dated covered calls that were at the money or slightly in the money on some of the securities with the greatest volatility. Our equity portfolio was down approximately 3%, for the six-month period ending May 31, 2008, performing better than the S&P 500 Index over that period. The Fund's covered call program offset approximately 2/3 of that downward trend in the Fund's equities.



(1) The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

(2) The CBOE Buy Write Index is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions. It is not possible to invest directly in an index.


6 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund | QUESTIONS & ANSWERS continued


One way to evaluate our covered call strategy is to compare it with the BXM, a covered call index that theoretically purchases all the constituents of the S&P 500 Index and sells at-the-money (meaning the option's strike price is the same as the stock's purchase price) calls of one-month duration against those positions. Even with the success of our covered call program, the BXM Index outperformed the Fund during this period, with a return of 2.00%. Because of the very volatile, downward trending market, BXM was a very difficult strategy to beat during this period. But the risk of a pure BXM strategy is that it is locked into short-dated options if the market rebounds, which means that it gives up much of the upside potential. In contrast, under the Fund's strategy, we have the flexibility to uncover and participate more on the upside if the market improves.

In addition to the covered call strategy, our global macro hedges worked out well. During most of this period, the portfolio was strategically hedged for additional downside protection, and that proved to be a good decision as equity markets trended downward.

So for this period, performance benefited from success in the three aspects of our strategy: industry and stock selection, the covered call strategy, and the hedge program.


--------------------------------------------------------------------------------

PLEASE EXPLAIN MORE ABOUT THE FUND'S COVERED CALL AND HEDGING PROGRAMS.

The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The first objective of the Fund's covered call program is to support the Fund's distributions through premiums earned on call options sold. The option strategy also has the potential to help the Fund capture as much upside potential as possible in a market that is moving upward and to help protect on the downside in a downward trending market.

In this Fund, we also have the flexibility to vary our hedge ratio. In sectors that we believe will perform well, we want to have more of the portfolio unhedged. In more volatile or downward trending markets, we want to be fully hedged.


--------------------------------------------------------------------------------
WHAT IS A COVERED CALL?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge - to limit losses by obtaining premium income from the sale of calls, while still maintaining upside potential.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHICH SECTOR AND STOCK SELECTION DECISIONS MOST HELPED THE FUND'S PERFORMANCE?

We believe that the key to achieving attractive returns over time with a covered call strategy is the construction of a good underlying portfolio. Over the last six months, performance benefited from good sector and industry selection and positive stock selection, as well as good strategic and tactical decisions on the options overlay.

Our sector selection contributed most in health care and financials; these were the two worst performing sectors in the S&P 500, and the Fund was underweight relative to the S&P 500 in both. Specifically, in financials we maintained an underweight position in banks, and in health care the Fund was underweight in pharmaceutical companies. Two of the Fund's better performing stocks were in health care, Gilead Sciences, Inc. (2.0% of long-term investments), a biotech company, and Zimmer Holdings, Inc. (not held in the portfolio at period end), which produces artificial joints and other surgical implants.

The Fund's overweight position relative to the S&P 500 in industrials also contributed, and several of the positions that performed especially well were in this sector. These include Joy Global Inc. (2.2% of long-term investments), a manufacturer of mining equipment, and SunPower Corporation (1.6% of long-term investments), which designs and manufactures high-performance solar electric power technologies. Also positive was Monsanto Company (1.3% of long-term investments), a global provider of agricultural products for farmers. In the information technology sector, holdings that performed well included Apple, Inc. (3.3% of long-term investments) and software producer Adobe Systems, Inc. (2.9% of long-term investments).


--------------------------------------------------------------------------------

WHICH HOLDINGS HURT PERFORMANCE?

A major negative was an underweight position relative to the S&P 500 in the energy sector, which performed well. We are not convinced that oil prices at the current high levels accurately reflect market fundamentals. We fear that there may be an excess of investment dollars chasing supply. If there is a global economic slowdown, we believe the commodity complex could be at risk, particularly in the area of energy. However, we have partially offset the underweight in energy with positions such as SunPower and Monsanto, mentioned above as strong performers.

Other negatives were positions in broker/dealers such as Lehman Brothers Holdings, Inc. and The Goldman Sachs Group, Inc. (1.4% and 2.4% of long-term investments, respectively). We have reduced these positions, preferring to concentrate our exposure to the financial sector in asset managers, insurance companies and custodial banks that do not have to rely on investment banking or new product offerings for their revenue streams.


                                            SemiAnnual Report | May 31, 2008 | 7

HCE | Fiduciary/Claymore Dynamic Equity Fund | QUESTIONS & ANSWERS continued


In the health care sector, a negative was Pharmaceutical HOLDRS Trust (not held in the portfolio at period end), which holds positions in a group of pharmaceutical companies. We selected this trust to gain some pharmaceutical exposure while avoiding specific company risk. However, the entire group performed poorly, and we have exited this position.

--------------------------------------------------------------------------------

DO YOU ANTICIPATE ANY CHANGES IN THE INVESTMENT STRATEGIES USED BY THE FUND IN THE COMING MONTHS?

The Fund's offering documents authorize the use of financial leverage, but at the time of the offering, management chose not to utilize it. In current economic conditions, we believe that the opportunistic use of financial leverage, most likely through a line of credit, may benefit the Fund. The purpose of leverage (borrowing) is to fund the purchase of additional securities that help provide increased income and/or potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. The Fund may implement and utilize financial leverage in the future.


--------------------------------------------------------------------------------

WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

We are cautiously optimistic about the economy and the market, a bit more sanguine than most observers seem to be. Growth in the economy and in corporate earnings will be an issue over the next few months, but we feel that equity valuations reflect that uncertainty. We believe that some moderation in commodity prices is likely, and that, along with continued declines in housing prices, will reduce inflationary pressure. If that happens, we believe some expansion in equity price-earnings ratios is quite possible. (The price-earnings ratio, calculated as the price per share divided by annual earnings per share, is a widely used measure of stock valuation. A higher price-earnings ratio means investors are willing to pay more for each unit of income.)

As we manage the Fund, we examine economic cycles and industry sectors and attempt to select those industries most likely to perform well. Our management style is not dependent on a growth-oriented or value-oriented market. With our system for selecting investments, along with the further advantage of our covered call and hedging programs, we believe the Fund has the potential to perform well in various market conditions.


--------------------------------------------------------------------------------

HCE RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund's downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.

SMALL AND MID CAPITALIZATION COMPANIES RISK. The Fund may invest in securities of small and mid capitalization companies. Such securities may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospectus than are larger-sized, more established companies.

FOREIGN INVESTMENT RISK: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers.

FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

In addition to the risks described above, the Fund is also subject to: Income Risk, Industry Concentration Risk, Interest Rate Risk, Risks Related To Preferred Securities, Inflation Risk, Derivatives Risk, Illiquid Securities Risk, Market Discount Risk, Portfolio Turnover Risk, Tax Risk, Other Investment Companies, Management Risk, Current Developments Risks, and Anti-Takeover Provisions. Please see www.fiduciaryclaymore.com for a more detailed discussion about Fund risks and considerations.


8 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund SUMMARY | AS OF MAY 31, 2008 (unaudited)


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $17.45
Common Share Net Asset Value                     $19.17
Premium/(Discount) to NAV                        -8.97%
Net Assets ($000)                              $109,355
-------------------------------------------------------


TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 4/29/05)                MARKET           NAV
-------------------------------------------------------
Six Months                          7.25%         0.37%
One Year                            0.20%         5.90%
Three Year (average annual)         4.75%         8.35%
Since Inception (average annual)    4.61%         8.96%
-------------------------------------------------------


                                         % OF LONG-TERM
SECTOR BREAKDOWN                            INVESTMENTS
-------------------------------------------------------
Information Technology                            26.0%
Industrials                                       21.9%
Financials                                        15.4%
Consumer Discretionary                            13.4%
Energy                                             7.8%
Consumer Staples                                   5.2%
Health Care                                        4.9%
Telecommunication Services                         4.1%
Materials                                          1.3%
-------------------------------------------------------


                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Apple, Inc.                                        3.3%
AT&T, Inc.                                         3.2%
Chevron Corp.                                      3.1%
Adobe Systems, Inc.                                2.9%
Honeywell International, Inc.                      2.8%
Emerson Electric Co.                               2.8%
Schlumberger Ltd. (Netherlands)                    2.7%
Deere & Co.                                        2.7%
Google, Inc. - Class A                             2.6%
Cisco Systems, Inc.                                2.6%
-------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.fiduciaryclaymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart:
SHARE PRICE & NAV PERFORMANCE
5/31/07     19.18     19.76
            19.29     19.81
            19.39     19.8
            19.3      19.77
            19.12     19.66
            18.74     19.43
            18.82     19.62
            18.71     19.63
            18.59     19.5
            18.75     19.75
            18.95     19.8
            18.97     19.87
            18.99     19.88
            18.99     19.91
            18.85     19.77
            18.88     19.84
            18.67     19.65
            18.66     19.61
            18.58     19.56
            18.63     19.73
            18.79     19.74
            18.77     19.68
            19.06     19.84
            19.27     19.9
            19.27     19.89
            19.39     19.95
            19.11     19.98
            18.97     19.77
            18.86     19.88
            19.1      20.11
            19.13     20.15
            19.1      20.14
            18.91     20.16
            18.83     20.08
            18.87     20.13
            18.74     19.97
            18.69     20.02
            18.4      19.82
            17.96     19.84
            17.45     19.43
            17.44     19.16
            17.67     19.44
            17.67     19.17
            17.69     19.17
            17.78     19.35
            17.58     18.8
            17.58     19.22
            17.8      19.33
            17.92     19.64
            17.68     19.05
            17.49     18.86
            17.13     18.49
            16.7      18.11
            16.03     17.69
            15.15     17.7
            15.95     18.16
            16.49     18.33
            17        18.49
            17.41     18.81
            17.44     18.91
            17.61     19.15
            17.5      19.07
            17.22     18.54
            17.35     18.93
            17.38     18.85
            17.64     19.1
            17.84     19.33
            17.67     19.2
            17.77     19.27
            17.68     18.98
            17.58     19.01
            17.85     19.26
            17.84     19.23
            17.9      19.42
            17.98     19.52
            17.85     19.45
            18.3      19.9
            18.31     20.02
            18.15     19.94
            18.25     20.01
            18.19     20.02
            18.12     20.06
            18.17     20.14
            18.23     20.2
            18.06     20.22
            18.27     20.34
            18.28     20.39
            18.48     20.36
            18.47     20.35
            18.6      20.52
            18.65     20.45
            18.63     20.5
            18.62     20.53
            18.6      20.46
            18.54     20.61
            18.49     20.57
            18.33     20.49
            18.33     20.54
            18.31     20.53
            18.09     20.25
            17.94     20.34
            18.03     20.58
            17.94     20.55
            18.1      20.52
            18.34     20.65
            18.4      20.8
            18.36     20.74
            18.36     20.85
            18.11     20.61
            18.07     20.53
            17.98     20.4
            18.07     20.59
            17.85     20.26
            17.77     20.02
            17.64     19.68
            17.27     19.59
            17.17     19.68
            17.15     19.74
            16.99     19.48
            16.91     19.56
            16.69     19.35
            16.71     19.44
            16.43     19.19
            16.69     19.54
            16.41     19.15
            16.5      19.37
            17.03     19.87
            17.03     19.89
            17.08     19.97
            17.17     19.9
            17.12     19.81
            17.35     20.09
            17.55     20.35
            17.56     20.34
            17.66     20.51
            17.42     20.11
            17.46     20.16
            17.44     20.2
            17.35     20.01
            17.12     19.76
            17.23     19.81
            17.3      19.89
            17.21     20.01
            17.5      20.31
            17.67     20.47
            17.73     20.5
            17.61     20.25
            17.55     20.29
            17.6      20.21
            17.69     19.92
            17.71     19.84
            17.52     19.33
            17.49     19.4
            17.29     19.16
            17.17     19.36
            17.5      19.54
            17.45     19.3
            17.48     19.49
            17.22     19.11
            17.16     18.97
            16.84     18.38
            16.44     18.04
            16        17.83
            16.25     18.29
            16.9      18.68
            16.72     18.29
            16.82     18.76
            17.05     18.94
            17.36     18.88
            17.75     19.22
            17.97     19.42
            17.91     19.25
            17.66     18.44
            17.45     18.3
            17.42     18.57
            17.5      18.57
            17.5      18.81
            17.66     18.94
            17.23     18.84
            16.91     18.6
            16.75     18.56
            16.89     18.61
            17        18.78
            16.76     18.61
            16.86     18.74
            17.06     19.13
            17.45     19.28
            17.34     19.32
            17.28     19.12
            17.09     18.52
            17.01     18.53
            17        18.48
            17.13     18.63
            17        18.21
            16.68     17.96
            16.04     17.59
            16.34     18.39
            16.3      18.24
            16.45     18.37
            16.12     17.63
            15.51     17.44
            15.83     18.43
            15.6      17.81
            15.74     18.21
            16.11     18.71
            16.64     18.78
            16.6      18.64
            16.56     18.36
            16.2      18.24
            16.24     18.43
            16.7      19.08
            16.76     19.04
            16.85     19.05
            16.98     19.13
            17.3      19.18
            17.15     19.19
            16.98     19.06
            16.9      19.14
            16.7      18.9
            16.6      18.97
            16.61     19.04
            17.28     19.28
            17.34     19.09
            17.42     19.39
            17.31     19.32
            17.16     19.24
            17.39     19.34
            17.6      19.43
            17.56     19.47
            17.55     19.43
            17.57     19.32
            17.41     19.24
            17.6      19.44
            17.6      19.4
            17.52     19.33
            17.61     19.45
            17.4      19.22
            17.5      19.32
            17.45     19.28
            17.5      19.49
            17.09     18.96
            17.01     18.97
            17.22     19.15
            17.23     19.13
            17.15     19.15
            17        18.98
            16.86     18.87
            16.98     18.96
            16.96     18.81
            17.08     18.93
            17.15     19.01
            17.34     19.11
5/31/08     17.45     19.17


Bar Chart:
DISTRIBUTIONS TO SHAREHOLDERS
May 07      0.425
Aug 07      0.425
Nov 07      0.425
Feb 08      0.425
May 08      0.425


                                            SemiAnnual Report | May 31, 2008 | 9

HCE | Fiduciary/Claymore Dynamic Equity Fund

Portfolio of INVESTMENTS | MAY 31, 2008 (unaudited)

NUMBER
OF SHARES                                                   VALUE
-----------------------------------------------------------------
           LONG-TERM INVESTMENTS - 97.1%
           COMMON STOCKS - 97.1%
           CONSUMER DISCRETIONARY - 13.1%
  25,700   Amazon.Com, Inc. (a)                        $2,097,634
  45,100   Best Buy Co., Inc.                           2,105,719
  42,500   McDonald's Corp.                             2,521,100
  39,000   MGM Mirage (a)                               1,919,190
  54,200   Nordstrom, Inc.                              1,895,916
  41,900   Target Corp.                                 2,235,784
  44,800   Walt Disney Co. (The)                        1,505,280
-----------------------------------------------------------------
                                                       14,280,623
-----------------------------------------------------------------
           CONSUMER STAPLES - 5.0%
  32,300   PepsiCo, Inc.                                2,206,090
  20,200   Philip Morris International, Inc. (a)        1,063,732
  33,800   Procter & Gamble Co.                         2,232,490
-----------------------------------------------------------------
                                                        5,502,312
-----------------------------------------------------------------
           ENERGY - 7.5%
  33,300   Chevron Corp.                                3,301,695
  28,800   Schlumberger Ltd. (Netherlands)              2,912,544
  53,600   Williams Cos., Inc.                          2,038,944
-----------------------------------------------------------------
                                                        8,253,183
-----------------------------------------------------------------
           FINANCIALS - 15.0%
  15,000   Aflac, Inc.                                  1,006,950
  15,000   American International Group, Inc.             540,000
  30,600   Bank of America Corp.                        1,040,706
  70,200   Charles Schwab Corp. (The)                   1,557,036
  14,400   Goldman Sachs Group, Inc.                    2,540,304
  52,000   JPMorgan Chase & Co.                         2,236,000
  39,600   Lehman Brothers Holdings, Inc.               1,457,676
  27,900   T Rowe Price Group, Inc.                     1,615,968
  55,000   US Bancorp                                   1,825,450
  26,900   Wachovia Corp.                                 640,220
  69,800   Wells Fargo & Co.                            1,924,386
-----------------------------------------------------------------
                                                        16,384,69
-----------------------------------------------------------------
           HEALTH CARE - 4.7%
  48,100   Coventry Health Care, Inc. (a)               2,214,043
  11,900   Genentech, Inc. (a)                            843,353
  38,100   Gilead Sciences, Inc. (a)                    2,107,692
-----------------------------------------------------------------
                                                        5,165,088
-----------------------------------------------------------------


NUMBER
OF SHARES                                                   VALUE
-----------------------------------------------------------------
           INDUSTRIALS - 21.3%
  20,900   Boeing Co.                                 $ 1,729,893
  26,400   Caterpillar, Inc.                            2,181,696
  34,700   Deere & Co.                                  2,822,498
  50,900   Emerson Electric Co.                         2,961,362
  65,000   General Electric Co.                         1,996,800
  49,700   Honeywell International, Inc.                2,963,114
  27,600   Joy Global, Inc.                             2,324,748
  35,100   Rockwell Collins, Inc.                       2,154,087
  20,200   Sunpower Corp. - Class A (a)                 1,654,380
  35,100   United Technologies Corp.                    2,493,504
-----------------------------------------------------------------
                                                       23,282,082
-----------------------------------------------------------------
           INFORMATION TECHNOLOGY - 25.2%
  71,000   Adobe Systems, Inc. (a)                      3,128,260
  18,700   Apple, Inc. (a)                              3,529,625
 104,200   Cisco Systems, Inc. (a)                      2,784,224
  52,400   Corning, Inc.                                1,432,616
  32,000   eBay, Inc. (a)                                 960,320
 117,300   EMC Corp. (a)                                2,045,712
   4,800   Google, Inc. - Class A (a)                   2,811,840
  34,900   Hewlett-Packard Co.                          1,642,394
 100,800   Intel Corp.                                  2,336,544
  12,900   International Business Machines Corp.        1,669,647
  28,200   MEMC Electronic Materials, Inc. (a)          1,936,212
  83,100   Oracle Corp. (a)                             1,898,004
  28,700   Qualcomm, Inc.                               1,393,098
-----------------------------------------------------------------
                                                       27,568,496
-----------------------------------------------------------------
           MATERIALS - 1.3%
  11,000   Monsanto Co.                                 1,401,400
-----------------------------------------------------------------
           TELECOMMUNICATION SERVICES - 4.0%
  84,400   AT&T, Inc.                                   3,367,560
  25,800   Verizon Communications, Inc.                   992,526
-----------------------------------------------------------------
                                                        4,360,086
-----------------------------------------------------------------
           TOTAL LONG-TERM INVESTMENTS - 97.1%
           (Cost $106,168,873)                        106,197,966
-----------------------------------------------------------------

           SHORT-TERM INVESTMENTS - 2.0%
           MONEY MARKET FUND - 2.0%
2,184,571  Fidelity U.S. Treasury Money Market Fund
           (Cost $2,184,571)                            2,184,571
-----------------------------------------------------------------

See notes to financial statements.


10 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

CONTRACTS
(100 SHARES                                                EXPIRATION     EXERCISE
PER CONTRACT)  CALL OPTIONS PURCHASED (a)                        DATE        PRICE          VALUE
--------------------------------------------------------------------------------------------------
               CALL OPTIONS PURCHASED - 1.5%
     700       Financial Select Sector SPDR Fund     January 17, 2009  $     20.00   $    388,500
     200       SPDR Trust Series 1                   December 9, 2009        80.00      1,210,500
--------------------------------------------------------------------------------------------------
               TOTAL CALL OPTIONS PURCHASED
               (Cost $2,468,800)                                                        1,599,000
--------------------------------------------------------------------------------------------------

               PUT OPTIONS PURCHASED - 1.4%
     370       S&P 500 Index
               (Cost $2,202,240)                    December 18, 2008     1,275.00      1,573,776
--------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 102.0%
               (Cost $113,024,484)                                                    111,555,313
               Other Assets in excess of Liabilities - 0.3%                               279,830
               Total Options Written - (2.3%)                                          (2,480,502)
--------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                   $109,354,641
==================================================================================================

(a)  Non-income producing security.


See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | 11

HCE | Fiduciary/Claymore Dynamic Equity Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

CONTRACTS
(100 SHARES                                            EXPIRATION    EXERCISE
PER CONTRACT)  CALL OPTIONS WRITTEN (a)                      DATE       PRICE          VALUE
--------------------------------------------------------------------------------------------
      504      Adobe Systems, Inc.                  July 19, 2008    $  45.00    $    85,680
      150      Aflac, Inc.                          June 21, 2008       70.00          4,500
      153      Amazon.Com, Inc.                     June 21, 2008       80.00         58,140
       52      Amazon.Com, Inc.                     July 19, 2008       85.00         16,640
       76      American International Group, Inc.   July 19, 2008       38.00          9,500
       74      American International Group, Inc.   June 21, 2008       40.00          1,739
      164      Apple, Inc.                          July 19, 2008      190.00        177,530
      622      AT&T, Inc.                           June 21, 2008       40.00         47,272
      179      Bank of America Corp.                July 19, 2008       35.00         17,810
      127      Bank of America Corp.                June 21, 2008       37.50          1,397
      374      Best Buy Co., Inc.                   July 19, 2008       47.50         74,800
      102      Boeing Co.                           June 21, 2008       85.00         10,200
       54      Boeing Co.                           July 19, 2008       85.00         11,070
      237      Caterpillar, Inc.                    June 21, 2008       85.00         22,515
      476      Charles Schwab Corp. (The)           June 21, 2008       22.50         28,560
      166      Chevron Corp.                        June 21, 2008      100.00         27,390
      167      Chevron Corp.                        July 19, 2008      105.00         24,215
      500      Cisco Systems, Inc.                  June 21, 2008       26.00         53,000
      524      Corning, Inc.                        August 16, 2008     30.00         31,440
      384      Coventry Health Care, Inc.           July 19, 2008       50.00         27,840
      160      Deere & Co.                          June 21, 2008       85.00         16,800
      187      Deere & Co.                          June 21, 2008       90.00          4,208
      240      eBay, Inc.                           June 21, 2008       32.50          3,480
      782      EMC Corp.                            June 21, 2008       18.00         22,287
      374      Emerson Electric Co.                 July 19, 2008       60.00         47,685
      700      Financial Select Sector SPDR Fund    June 21, 2008       27.00          8,050
      119      Genentech, Inc.                      June 21, 2008       75.00          9,520
      216      General Electric Co.                 July 19, 2008       31.00         18,036
      217      General Electric Co.                 July 19, 2008       32.00         10,307
      217      General Electric Co.                 June 21, 2008       32.50          2,495
      310      Gilead Sciences, Inc.                June 21, 2008       55.00         45,725
       81      Goldman Sachs Group, Inc.            July 19, 2008      190.00         30,375
       63      Goldman Sachs Group, Inc.            June 21, 2008      195.00          5,607
       20      Google, Inc. - Class A               June 21, 2008      580.00         37,600
       28      Google, Inc. - Class A               July 19, 2008      600.00         71,260
      137      Hewlett-Packard Co.                  June 21, 2008       50.00          2,397
      174      Hewlett-Packard Co.                  July 19, 2008       50.00         10,440
      232      Honeywell International, Inc.        June 21, 2008       60.00         26,680
      906      Intel Corp.                          July 19, 2008       25.00         42,582
       43      International Business               June 21, 2008      130.00          9,030
                  Machines Corp.
CONTRACTS
(100 SHARES                                            EXPIRATION    EXERCISE
PER CONTRACT)  CALL OPTIONS WRITTEN (a)                      DATE       PRICE          VALUE
--------------------------------------------------------------------------------------------
       44      International Business Machines      July 19, 2008    $ 130.00    $    18,040
                  Corp.
      256      Joy Global, Inc.                     June 21, 2008       80.00        140,800
      346      JPMorgan Chase & Co.                 July 19, 2008       45.00         42,039
       79      Lehman Brothers Holdings, Inc.       June 21, 2008       40.00         12,956
      237      Lehman Brothers Holdings, Inc.       July 19, 2008       40.00         60,435
       80      Lehman Brothers Holdings, Inc.       June 21, 2008       45.00          2,720
      214      McDonald's Corp.                     July 19, 2008       60.00         27,820
      125      MEMC Electronic Materials, Inc.      June 21, 2008       70.00         27,813
       87      MEMC Electronic Materials, Inc.      June 21, 2008       75.00          6,090
       76      MGM Mirage                           June 21, 2008       55.00          4,180
       24      Monsanto Co.                         June 21, 2008      125.00         14,640
       62      Monsanto Co.                         July 19, 2008      130.00         45,260
      257      Nordstrom, Inc.                      July 19, 2008       35.00         55,898
      546      Oracle Corp.                         July 19, 2008       23.00         57,330
      188      PepsiCo, Inc.                        June 21, 2008       70.00          4,700
       73      PepsiCo, Inc.                        July 19, 2008       70.00          5,658
      180      Philip Morris International, Inc.    June 21, 2008       55.00          1,800
      232      Procter & Gamble Co.                 June 21, 2008       67.50          5,800
      208      Qualcomm, Inc.                       July 19, 2008       47.50         58,136
       71      Rockwell Collins, Inc.               June 21, 2008       65.00          1,952
      209      Rockwell Collins, Inc.               July 19, 2008       70.00          3,135
      288      Schlumberger Ltd.                    June 21, 2008      105.00         50,400
      740      S&P 500 Index                        July 19, 2008    1,485.00        322,107
      200      SPDR Trust Series 1                  August 16, 2008    144.00         56,000
      108      Sunpower Corp.                       July 19, 2008       85.00         64,800
       94      Sunpower Corp.                       June 21, 2008       95.00          8,225
      130      T Rowe Price Group, Inc.             June 21, 2008       60.00         15,275
      224      Target Corp.                         June 21, 2008       55.00         16,688
      120      Target Corp.                         July 19, 2008       57.50         11,460
      277      United Technologies Corp.            June 21, 2008       75.00          4,848
      288      US Bancorp                           July 19, 2008       32.50         44,640
      130      Verizon Communications, Inc.         July 19, 2008       37.50         23,010
      111      Wachovia Corp.                       July 19, 2008       25.00         12,210
      158      Wachovia Corp.                       June 21, 2008       27.50          1,975
      176      Walt Disney Co. (The)                July 19, 2008       35.00          7,920
      349      Wells Fargo & Co.                    July 19, 2008       27.50         55,840
      321      Williams Cos., Inc.                  July 19, 2008       40.00         32,100
--------------------------------------------------------------------------------------------
               Total Call Options Written
               (Premiums received $3,910,951)                                    $ 2,480,502
============================================================================================

(a)  Non-income producing security.

See notes to financial statements.

12 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of ASSETS AND LIABILITIES | MAY 31, 2008 (unaudited)

ASSETS
   Investments, at value (cost $113,024,484)                                                      $111,555,313
   Receivable for securities sold                                                                    2,042,847
   Dividends receivable                                                                                162,561
   Interest receivable                                                                                   4,220
   Other assets                                                                                          9,823
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 113,774,764
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at value (premiums received of $3,910,951)                                       2,480,502
   Due to custodian                                                                                  1,383,323
   Payable for securities purchased                                                                    381,735
   Advisory fee payable                                                                                 92,593
   Administration fee payable                                                                            2,545
   Accrued expenses                                                                                     79,425
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              4,420,123
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $109,354,641
==============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
5,705,240 shares issued and outstanding                                                           $     57,052
Additional paid-in capital                                                                         108,685,032
Accumulated net realized gain on investments and options                                             5,348,071
Accumulated net unrealized depreciation on investments and options                                     (38,722)
Accumulated undistributed net investment loss                                                       (4,696,792)
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $109,354,641
==============================================================================================================
NET ASSET VALUE (based on 5,705,240 common shares outstanding)                                    $      19.17
==============================================================================================================

See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | 13

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED MAY 31, 2008 (unaudited)

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $90)                          $    847,219
   Interest                                                                           40,461
--------------------------------------------------------------------------------------------------------------
Total Income                                                                                       $   887,680
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                      545,152
   Professional fees                                                                  70,136
   Trustees' fees and expenses                                                        68,243
   Custodian fee                                                                      33,737
   Printing expense                                                                   24,795
   Fund accounting                                                                    20,936
   Administration fee                                                                 14,992
   NYSE listing fee                                                                   11,660
   Transfer agent fee                                                                  9,233
   Insurance                                                                           6,615
   Miscellaneous                                                                       3,641
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                   809,140
--------------------------------------------------------------------------------------------------------------
      Net investment income                                                                             78,540
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
      Investments                                                                                   (2,077,442)
      Options                                                                                        5,032,406
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                   (2,790,265)
      Options                                                                                         (678,472)
      Swaps                                                                                            723,327
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain                                                                    209,554
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $   288,094
==============================================================================================================

See notes to financial statements.

14 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of CHANGES IN NET ASSETS|

                                                                                      FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                                 MAY 31, 2008         YEAR ENDED
                                                                                  (UNAUDITED)  NOVEMBER 30, 2007
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                                                        $     78,540        $    145,530
   Net realized gain on investments and options                                    2,954,964          11,316,673
   Net change in unrealized appreciation (depreciation) on investments
      and options                                                                 (2,745,410)          2,117,063
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                288,094          13,579,266
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                    (4,849,454)         (9,698,908)
----------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                     (4,561,360)          3,880,358
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                                           113,916,001         110,035,643
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of
      ($4,696,792) and $74,122, respectively)                                   $109,354,641        $113,916,001
================================================================================================================

See notes to financial statements.

                                           SemiAnnual Report | May 31, 2008 | 15

HCE | Fiduciary/Claymore Dynamic Equity Fund

Financial HIGHLIGHTS |

                                                               FOR THE                                             FOR THE PERIOD
                                                      SIX MONTHS ENDED             FOR THE             FOR THE    APRIL 29, 2005*
PER SHARE OPERATING PERFORMANCE                           MAY 31, 2008          YEAR ENDED          YEAR ENDED            THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD       (UNAUDITED)   NOVEMBER 30, 2007   NOVEMBER 30, 2006  NOVEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   19.97          $    19.29           $   19.65         $   19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              0.01                0.03               (0.07)            (0.02)
   Net realized and unrealized gain on
      investments and options                                    0.04                2.35                1.41              1.46
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           0.05                2.38                1.34              1.44
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS OF
   NET INVESTMENT INCOME                                        (0.85)              (1.70)              (1.70)            (0.85)
------------------------------------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL                     -                   -                   -                (0.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $   19.17          $    19.97           $   19.29         $   19.65
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                 $   17.45          $    17.08           $   18.83         $   17.72
====================================================================================================================================
TOTAL INVESTMENT RETURN (C)
   Net asset value                                               0.37%              12.87%               7.14%             7.37%
   Market value                                                  7.25%              (0.55)%             16.31%            (7.36)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $ 109,355          $  113,916           $  110,036        $ 112,098
Ratio of net expenses to average net assets                      1.48%               1.48%               1.49%             1.54%(d)
Ratio of net investment income (loss)
   to average net assets                                         0.14%               0.13%              (0.37)%           (0.17)%(d)
Portfolio turnover rate                                            43%                151%                 136%             232%
====================================================================================================================================

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized for 2005


See notes to financial statements.

16 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Notes to FINANCIAL STATEMENTS | MAY 31, 2008 (unaudited)



Note 1 - ORGANIZATION:

Fiduciary/Claymore Dynamic Equity Fund (the "Fund") was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Exchange-traded options are valued at the mean between the bid and asked prices on the principal exchange on which it was traded. If not traded, they are valued at the mean of the bid and asked prices. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details as of May 31, 2008 were as follow:

  DESCRIPTION                            OPTIONS AND
(VALUES IN $000S)    SECURITIES    OTHER DERIVATIVES               TOTAL
--------------------------------------------------------------------------------
         ASSETS:
         Level 1         $108,382               $1,599            $109,981
         Level 2                -                1,574               1,574
         Level 3                -                    -                   -
--------------------------------------------------------------------------------
           Total         $108,382               $3,173            $111,555
--------------------------------------------------------------------------------
    LIABILITIES:
         Level 1             $  -               $2,159             $ 2,159
         Level 2                -                  322                 322
         Level 3                -                    -                   -
--------------------------------------------------------------------------------
           Total             $  -               $2,481             $ 2,481
--------------------------------------------------------------------------------

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) OPTIONS

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund may also pursue its option strategy (with respect to 25% of its total assets) through writing covered call-on-call option positions. In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase of a call option, and simultaneously sells an option on the same security at a higher exercise price.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received for the option. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, and short-term capital gains. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gain to accumulated undistributed net investment income. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT
         AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund's "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).


                                           SemiAnnual Report | May 31, 2008 | 17

HCE | Fiduciary/Claymore Dynamic Equity Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at an annual rate set forth below as a percentage of the average daily managed assets:

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser and Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding written options as of May 31, 2008 is as follows:

                                                                         NET TAX
     COST OF                                                          UNREALIZED
 INVESTMENTS              GROSS TAX              GROSS TAX          DEPRECIATION
     FOR TAX             UNREALIZED             UNREALIZED                    ON
    PURPOSES           APPRECIATION           DEPRECIATION           INVESTMENTS
--------------------------------------------------------------------------------
$113,179,887             $7,360,585           ($8,985,159)          ($1,624,574)

The differences between book basis and tax basis unrealized appreciation/ (depreciation) are attributable to the deferral of losses for tax purposes on wash sales and straddle losses.

For the period ended November 30, 2007, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $8,846,313 of ordinary income and $852,595 of long-term capital gain.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of May 31, 2008.

Note 5 - INVESTMENTS AND OPTIONS WRITTEN:

For the period ended May 31, 2008, purchases and sales of investments, excluding written options and short-term securities were $45,405,799 and $49,998,082, respectively.

The Fund entered into written option contracts during the period ended May 31, 2008. Details of the transactions were as follows:

                                         NUMBER OF CONTRACTS   PREMIUMS RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of period              20,823       $  3,953,921
Options written during the period                    124,244         24,711,393
Options expired during the period                    (19,009)        (4,197,105)
Options closed during the period                    (107,999)       (20,513,994)
Options assigned during the period                      (460)           (43,264)
--------------------------------------------------------------------------------
Options outstanding, end of period                    17,599       $  3,910,951
--------------------------------------------------------------------------------

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding.

There were no transactions in common shares during the six months ended May 31, 2008.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


18 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Supplemental INFORMATION | (unaudited)


TRUSTEES

The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING         NUMBER OF FUNDS IN
OF BIRTH AND POSITION(S)       AND LENGTH OF      THE PAST FIVE YEARS AND              THE FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED        OTHER AFFILIATIONS                   OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes              Since 2005         Investor (2001-present).             41                       None.
Year of birth: 1951                               Formerly, Senior Vice
Trustee                                           President & Treasurer,
                                                  PepsiCo, Inc. (1993-1997),
                                                  President, Pizza Hut
                                                  International (1991-1993)
                                                  and Senior Vice President,
                                                  Strategic Planning and New
                                                  Business Development
                                                  (1987-1990) of PepsiCo, Inc.
                                                  (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Howard H. Kaplan               Since 2005         Partner of Stinson Morrison          2                        None.
Year of birth: 1969                               Hecker LLP, a law firm
Trustee                                           providing legal advice in
                                                  business law and litigation.

------------------------------------------------------------------------------------------------------------------------------------
Robert B. Karn III             Since 2005         Consultant (1998-present).           2                        Director of Peabody
Year of birth: 1942                               Previously, Managing                                          Energy Company, GP,
Trustee                                           Partner, Financial and                                        Natural Resource
                                                  Economic Consulting St.                                       Partners LLC and
                                                  Louis Office of Arthur                                        Kennedy Capital
                                                  Andersen, LLP.                                                Management,  Inc.

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2005         Partner of Nyberg &                  44                       None.
Year of birth: 1953                               Cassioppi, LLC, a law firm
Trustee                                           specializing in corporate
                                                  law, estate planning and
                                                  business transactions
                                                  (2000-present). Formerly,
                                                  Executive Vice President,
                                                  General Counsel and
                                                  Corporate Secretary of Van
                                                  Kampen Investments
                                                  (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
John M. Roeder                 Since 2005         Financial consultant                 2                        Director, LMI
Year of birth: 1943                               (1999-present). Formerly,                                     Aerospace.
Trustee                                           Director in Residence at The
                                                  Institute for Excellence in
                                                  Corporate Governance of the
                                                  University of Texas at
                                                  Dallas School of Management.
                                                  Office Managing Partner
                                                  Arthur Andersen, LLP.

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2005         Retired (1999-present).              41                       None.
Year of birth: 1958                               Formerly, Vice President,
Trustee                                           Manager and Portfolio
                                                  Manager of Nuveen Asset
                                                  Management (1998-1999), Vice
                                                  President of Nuveen
                                                  Investment Advisory Corp.
                                                  (1992-1999), Vice President
                                                  and Manager of Nuveen Unit
                                                  Investment Trusts
                                                  (1991-1999), and Assistant
                                                  Vice President and Portfolio
                                                  Manager of Nuveen Unit
                                                  Investment Trusts
                                                  (1988-1999), each of John
                                                  Nuveen & Co., Inc.
                                                  (1982-1999).

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+              Since 2005         Attorney. Formerly, Senior           44                       None.
Year of birth: 1965                               Managing Director and Chief
Trustee                                           Administrative Officer
                                                  (2007-2008) and General
                                                  Counsel (2001-2007) of
                                                  Claymore Advisors, LLC and
                                                  Claymore Securities, Inc.
                                                  Formerly, Assistant General
                                                  Counsel, John Nuveen and
                                                  Company Inc. (1999-2000).
                                                  Former Vice President and
                                                  Associate General Counsel of
                                                  Van Kampen Investments, Inc.
                                                  (1992-1999).

------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Gallagher, Jr.++     Since 2005         Executive Managing Director          2                        Member of the
8112 Maryland Avenue                              and Chief Operating Officer                                   Board of Directors
Suite 400                                         of Fiduciary Asset                                            for the Delta.
St. Louis, MO 63105                               Management, LLC
Year of Birth: 1956                               (1994-present). Member of
Trustee                                           the St. Louis Chapter of the
                                                  National Association for
                                                  Business Economics.

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Roeder, Toupin and Karn, as Class I trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders. -Messrs. Barnes and Dalmaso, as Class II trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders. -Messrs. Gallagher, Kaplan and Nyberg, as Class III trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.
*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of and his equity ownership in the Adviser and certain of its affiliates.
++ Mr. Gallagher is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.


                                           SemiAnnual Report | May 31, 2008 | 19

HCE | Fiduciary/Claymore Dynamic Equity Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED     AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                     Effective                 Senior Managing Director and Chief Investment Officer of
Year of birth: 1955                   May 29, 2008              Claymore Advisors, LLC and Claymore Securities, Inc.
Chief Executive Officer                                         (2008-Present). Formerly, Managing Director of Research,
                                                                Nuveen Asset Management (2000-2007).

------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                        Effective                 Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                   May 29, 2008              Advisors, LLC and Claymore Group, Inc. (2007-present).
Chief Legal Officer                                             Formerly, Associate General Counsel and Assistant Corporate
                                                                Secretary of NYSE Euronext, Inc. (2000-2007).

------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                        Since 2005                Senior Managing Director of Claymore Advisors, LLC and
Year of birth: 1964                                             Claymore Securities, Inc. (2005-present). Formerly, Chief
Chief Accounting Officer,                                       Financial Officer of Claymore Group Inc. (2005-2006);
Chief Financial Officer                                         Managing Director of Claymore Advisors, LLC and Claymore
and Treasurer                                                   Securities, Inc. (2003-2005). Treasurer of Henderson Global
                                                                Funds and Operations Manager for Henderson Global Investors
                                                                (NA) Inc., (2002-2003). Managing Director, FrontPoint
                                                                Partners LLC (2001-2002).

------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                           Since 2006                Vice President, Fund Compliance Officer of Claymore Group,
Year of birth: 1957                                             Inc. (2006 to present). Chief Compliance Officer/Assistant
Chief Compliance Officer                                        Secretary of Harris Investment Management, Inc. (2003-2006).
                                                                Director, Compliance of Harrisdirect LLC (1999-2003).

------------------------------------------------------------------------------------------------------------------------------------
Mark Mathiason                        Since 2007                Assistant Vice President; Assistant General Counsel of
Year of birth: 1978                                             Claymore Securities, Inc. (Jan. 2007-present). Secretary of
Secretary                                                       certain funds in the Fund Complex. Previously, Law Clerk,
                                                                Idaho State Courts (2003-2006).

------------------------------------------------------------------------------------------------------------------------------------
Jim Howley                            Since 2005                Vice President, Fund Administration of Claymore Advisors,
Year of birth: 1972                                             LLC (2004-present). Previously, Manager, Mutual Fund
Assistant Treasurer                                             Administration of Van Kampen Investments, Inc. (1996-2004).

------------------------------------------------------------------------------------------------------------------------------------
Melissa Nguyen                        Since 2005                Vice President; Assistant General Counsel of Claymore
Year of birth: 1978                                             Securities, Inc. (2005-present). Secretary of certain funds
Assistant Secretary                                             in the Fund Complex. Previously, Associate, Vedder, Price,
                                                                Kaufman & Kammholz, P.C. (2003-2005).

------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                  Since 2006                Vice President, Attorney of Claymore Group, Inc. (2006 to
Year of birth: 1971                                             present). Chief Compliance Officer and Clerk, The Preferred
Assistant Secretary                                             Group of Mutual Funds (2005-2006). Chief Compliance Officer
                                                                and Secretary, Caterpillar Investment Management Ltd.
                                                                (2005-2006). Associate, Skadden, Arps, Slate, Meagher & Flom
                                                                LLP (2002-2004).

------------------------------------------------------------------------------------------------------------------------------------
Mohammed Riad                         Since 2007                Managing Director, Senior Portfolio Manager (1999-present)
Year of birth: 1969                                             of Fiduciary Asset Management, LLC.
Vice President

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


20 | SemiAnnual Report | May 31, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number:
(800) 701-8178.


                                           SemiAnnual Report | May 31, 2008 | 21

                       This Page Intentionally Left Blank.

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.**

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940 as a result of his former position as an officer of and his equity ownership in the Adviser and certain of its affiliates.


** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

OFFICERS
J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark Mathiason
Secretary

Jim Howley
Assistant Treasurer

Matthew J. Patterson
Assistant Secretary

Melissa Nguyen
Assistant Secretary

Mohammed Riad
Vice President


INVESTMENT ADVISER AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Fiduciary Asset Management, LLC
St. Louis, Missouri

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRIVACY PRINCIPLES OF FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11W New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In September 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission ("SEC") rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                           SemiAnnual Report | May 31, 2008 | 23

HCE | Fiduciary/Claymore Dynamic Equity Fund

About the FUND MANAGER |


FIDUCIARY ASSET MANAGEMENT, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. As of May 31, 2008 Fiduciary currently supervises and manages approximately $17.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.


INVESTMENT PHILOSOPHY

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.


INVESTMENT PROCESS

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay.

1. BUILD an underlying portfolio of stocks by utilizing Fiduciary's disciplined core equity process.

2. DEVELOP a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3. MONITOR the fund through active management and by employing a proprietary risk management model.


FIDUCIARY ASSET MANAGEMENT, LLC
8112 Maryland Ave.
Suite 400
St. Louis, MO 63105

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 07/08


HCE
LISTED
NYSE

                                                                    HCE-SAR-0508

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

     (a)  Not applicable for the semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this
          Item in the registrant's most recent annual report on Form N-CSR

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:      J. Thomas Futrell
    -----------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:  August 4, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      J. Thomas Futrell
    -----------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date: August 4, 2008


By:      Steven M. Hill
    -----------------------------------------------

Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 4, 2008